SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation or organization)	84-1037630 (I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor

Andover, MA 01810

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 323-2500

Not Applicable

(Former name or former address, if changed since last report)

Explanatory Note:

This Form 8-K/A is filed to amend and supplement the Form 8-K filed with the Securities and Exchange Commission on May 21, 2004 (the “Original 8-K”) by Med Diversified, Inc. (“Med”), for the reasons described under Item 7 of this report.

Item 1.                    Changes in Control of Registrant.

                                Not Applicable

Item 2.                    Acquisition or Disposition of Assets.

                                Not Applicable

Item 3.                    Bankruptcy or Receivership.

                                Not Applicable

Item 4.                    Changes in Registrant’s Certifying Accountant.

                                Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

                                Not Applicable

Item 6.                    Resignations of Registrant’s Directors.

                                Not Applicable

Item 7.                    Financial Statements and Exhibits.

                                (a)           Financial Statements.

                                                Not Applicable

                                (b)           Pro Forma Financial Information.

                                                Not Applicable

                                (c)           Exhibits.

Under Item 7 of Med’s Original 8-K, we stated that the Exhibits listed thereunder would be filed with the Securities and Exchange Commission at a later date.  Such Exhibits are filed electronically herewith.  They are available free of charge on our website (as of May 25, 2004) at http://meddiv.com., and for a fee through the Bankruptcy Court at http://www.nyeb.uscourts.gov.

99.1                           Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated May 10, 2004, annexed thereto as Exhibit A.

99.2                           Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated May 10, 2004, annexed thereto as Exhibit A.

99.3                           Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Trestle Corporation Dated May 6, 2004, together with Second Amended Plan of Liquidation of Debtor Trestle Corporation, dated May 6, 2004, annexed thereto as Exhibit A.

99.4                           Definitive Disclosure Statement Relating to Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated May 10, 2004, together with Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc., dated May 10, 2004, annexed thereto as Exhibit A.

Item 8.                    Change of Fiscal Year.

                                Not Applicable

Item 9.                    Regulation FD Disclosure.

                                Not Applicable

Item 10.                                                    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                                                                                                Not Applicable

Item 11.                                                    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

                                                                                                Not Applicable

Item 12.                                                    Results of Operations and Financial Condition.

                                                                                                Not Applicable.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: May 24, 2004	By:	/s/ Edwin A. Reilly
Edwin A. Reilly
Chief Operating Officer